UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Alere Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date August 7, 2013, announcing the preliminary results of the Company’s 2013 Annual Meeting of Stockholders held on August 7, 2013 (“2013 Annual Meeting”), in order to provide the final voting results of the 2013 Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 19, 2013, the 2013 Annual Meeting was reconvened solely to receive the final tabulation of the votes cast at the meeting, as certified by IVS Associates, Inc., the independent inspector of elections for the 2013 Annual Meeting. The final voting results from the 2013 Annual Meeting are provided below. Four directors were elected, and each other matter submitted to stockholders was approved.

1. Election of Directors. Each of the following four director nominees were elected by a plurality of votes as directors for terms expiring at the Company’s next Annual Meeting of Stockholders and until his successor has been duly elected or appointed: Hakan Bjorklund, Stephen P. MacMillan, Brian A. Markison and Thomas McKillop.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hakan Bjorklund	67,019,181	3,143,380	1,300,556
Stephen P. MacMillan	35,782,157	223,258	1,300,556
Brian A. Markison	35,777,658	227,757	1,300,556
Thomas McKillop	35,516,873	488,542	1,300,556
Theodore E. Martin (dissident nominee)	34,098,242	58,904	0
Curt R. Hartman (dissident nominee)	32,121,406	2,035,740	0
Jerome J. Lande (dissident nominee)	30,540,255	3,616,891	0

2. Approval of increase to the number of shares of common stock available for issuance under the Alere Inc. 2010 Stock Option and Incentive Plan by 2,000,000, from 5,153,663 to 7,153,663.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,212,621	6,879,332	1,070,518	1,300,646

3. Approval of option grants to certain executives.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,818,024	2,967,330	1,377,117	1,300,646

4. Approval of an increase to the number of shares of common stock available for issuance under the Alere Inc. 2001 Employee Stock Purchase Plan by 1,000,000, from 3,000,000 to 4,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,924,876	1,166,199	1,071,486	1,300,556

5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,252,353	233,638	977,126	0

6. Advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,612,633	1,267,490	1,282,438	1,300,556

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: August 19, 2013	By:	/s/ Ellen Chiniara
Ellen Chiniara
Vice President, General Counsel & Secretary